EXHIBIT 99.1

                         FORM 4 JOINT FILER INFORMATION



Name:                         ABRY Mezzanine Partners, L.P.

Address:                      c/o ABRY Partners, LLC
                              111 Huntington Avenue, 30th Floor
                              Boston, Massachusetts 02199

Designated Filer:             Royce Yudkoff

Issuer and Ticker Symbol:     Dolan Media Company     DM

Date of Event
Requiring Statement:          8/7/2007

ABRY MEZZANINE PARTNERS, L.P.

BY:  ABRY MEZZANINE INVESTORS, L.P., ITS GENERAL PARTNER
BY:  ABRY MEZZANINE HOLDINGS, LLC, ITS GENERAL PARTNER

By:    /s/ Peni A. Garber
     -------------------------
Name:  Peni A. Garber
     -------------------------
Its:   Clerk
     -------------------------



Name:                         ABRY Mezzanine Investors, L.P.

Address:                      c/o ABRY Partners, LLC
                              111 Huntington Avenue, 30th Floor
                              Boston, Massachusetts 02199

Designated Filer:             Royce Yudkoff

Issuer and Ticker Symbol:     Dolan Media Company     DM

Date of Event
Requiring Statement:          8/7/2007


ABRY MEZZANINE INVESTORS, L.P.

BY:  ABRY MEZZANINE HOLDINGS, LLC, ITS GENERAL PARTNER

By:    /s/ Peni A. Garber
     -------------------------
Name:  Peni A. Garber
     -------------------------
Its:   Clerk
     -------------------------



Name:                         ABRY Mezzanine Holdings, LLC

Address:                      c/o ABRY Partners, LLC
                              111 Huntington Avenue, 30th Floor
                              Boston, Massachusetts 02199

Designated Filer:             Royce Yudkoff

Issuer and Ticker Symbol:     Dolan Media Company     DM

Date of Event
Requiring Statement:          8/7/2007

ABRY MEZZANINE HOLDINGS, LLC

By:    /s/ Peni A. Garber
     -------------------------
Name:  Peni A. Garber
     -------------------------
Its:   Clerk
     -------------------------